UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 7, 2007
Freedom Acquisition Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
     ON AUGUST 24, 2007, FREEDOM ACQUISITION HOLDINGS, INC. (“FREEDOM”) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AN AMENDED PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE PROPOSED ACQUISITION OF GLG PARTNERS LP AND ITS AFFILIATED ENTITIES (COLLECTIVELY, “GLG”) AND INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO FREEDOM STOCKHOLDERS. STOCKHOLDERS OF FREEDOM AND OTHER INTERESTED PERSONS ARE ADVISED TO READ FREEDOM’S AMENDED PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED BY FREEDOM WITH THE SEC IN CONNECTION WITH FREEDOM’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT GLG, FREEDOM AND THE PROPOSED ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION. STOCKHOLDERS MAY OBTAIN A COPY OF THE AMENDED PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: FREEDOM ACQUISITION HOLDINGS, INC., 1114 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036, TELEPHONE (212) 380-2230.
     FREEDOM AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM FREEDOM’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN FREEDOM IS CONTAINED IN FREEDOM’S PROSPECTUS DATED DECEMBER 21, 2006, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN FREEDOM’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE. FREEDOM’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE ACQUISITION BY READING FREEDOM’S AMENDED PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN EACH BECOMES AVAILABLE.

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Item 8.01. Other Events.
     On September 10, 2007, the Founder, Managing Director and Co-Chief Executive Officer and the Acting Director of Investor Relations of GLG Partners LP (“GLG”) will make a presentation at the Lehman Brothers 2007 Financial Services Conference at 9:15 a.m. Eastern Time. Freedom Acquisition Holdings, Inc. is furnishing to the Securities and Exchange Commission the form of presentation to be made by the GLG representatives at the conference as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Form of Presentation.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION HOLDINGS, INC.

By:	/s/ Jared Bluestein

Jared Bluestein
Secretary
Date: September 7, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Presentation.